FORM 8-K


             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



      Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



              Date of Report: November 29, 1996



                  CYCOMM INTERNATIONAL INC.
   _______________________________________________________
     (Exact name of Registrant as specified in charter)



     Wyoming             1-11686(12(b))   54-1779046
____________________________________________________________
     (State or other     (Commission    (IRS Employer
      jurisdiction of     File Number)  Identification No.)



      1420 Springhill Road, Suite 420, McLean, VA 22102
   ______________________________________________________
           (Address of principal executive offices)



        Registrant's telephone number: (703) 903-9548
                                      _______________

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Item 8.   Change in Fiscal Year

          On November 29, 1996, the Company made the determination to change its fiscal year from May 31 to December 31. The change in fiscal year end will, among other things, bring the Company into conformity with the information technology industry, facilitate future analyst coverage and comparisons and correspond to the year end of the Company's largest subsidiary. The year end change was also authorized by the stockholders at the prior annual meeting. The transition report for the seven month period ending December 31, 1996 will be filed on Form 10-KSB within 90 days after the close of the transition period.

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CYCOMM INTERNATIONAL INC.



Date: December 13, 1996       By:  /s/ Albert I. Hawk
     ___________________           _________________________
                                   Albert I. Hawk
                                   Chief Executive Officer